UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/06/2006

Casey's General Stores, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-12788

IA	42-0935283
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Convenience Blvd.
PO Box 3001
Ankeny, IA 50021
(Address of principal executive offices, including zip code)

515/965-6100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Jack P. Taylor, a Director of Casey's General Stores, Inc. (the "Company"), died on October 6, 2006 from the effects of brain cancer. "Jack was a very valuable member of our Board," said Ronald M. Lamb, Chairman of the Board, "and he will be missed by everyone who knew him." Mr. Taylor was first elected to the Board of Directors of the Company in 1993, and served during the past 13 years on the Board's Audit, Compensation and Nominating Committees.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Casey's General Stores, Inc.

Date: October 12, 2006	By:	/s/ William J. Walljasper
William J. Walljasper
Senior Vice President and Chief Financial Officer